Exhibit 99.38

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1998-2

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)  The amounts below are for a Single Certificate of $1,000:

     1)   The amount of such distribution allocable to principal:

      Class 2-A1....$       19.85168246      Class 2-A11....$       0.71905282
      Class 2-A2....$        0.00000000      Class 2-A12....$      16.57533856
      Class 2-A3....$       15.20929667      Class 2-PO.....$       1.22930369
      Class 2-A4....$        0.00000000      Class 2-M......$       0.71904551
      Class 2-A5....$        0.00000000      Class 2-B1.....$       0.71904614
      Class 2-A6....$       20.37676037      Class 2-B2.....$       0.71904614
      Class 2-A7....$        0.00000000      Class 2-B3.....$       0.71904614
      Class 2-A8....$       16.37911638      Class 2-B4.....$       0.71903846
      Class 2-A9....$       16.37911800      Class 2-B5.....$       0.71904765
      Class 2-A10...$        0.00000000      Class 2-R......$   1,000.00000000

     2) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

      Class 2-A1....$        18.79422649     Class 2-A8.....$     15.50663646
      Class 2-A2....$         0.00000000     Class 2-A9.....$     15.50663799
      Class 2-A3....$        14.39913050     Class 2-10.....$      0.00000000
      Class 2-A4....$         0.00000000     Class 2-11.....$      0.68075044
      Class 2-A5....$         0.00000000     Class 2-12.....$     15.69240631
      Class 2-A6....$        19.29133464     Class 2-PO.....$      1.16382135
      Class 2-A7....$         0.00000000     Class 2-M......$      0.00000000

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      Class 2-B1....$         0.00000000     Class 2-B4.....$      0.00000000
      Class 2-B2....$         0.00000000     Class 2-B5.....$      0.00000000
      Class 2-B3....$         0.00000000     Class 2-R......$    946.73217400

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 2-A1....$         5.83333329     Class 2-M......$      5.83333122
      Class 2-A2....$         5.83333243     Class 2-B1.....$      5.83332964
      Class 2-A3....$         5.83333317     Class 2-B2.....$      5.83332298
      Class 2-A4....$         5.83333333     Class 2-B3.....$      5.83332298
      Class 2-A5....$         5.83333321     Class 2-B4.....$      5.83329882
      Class 2-A6....$         5.83333327     Class 2-B5.....$      5.83331182
      Class 2-A7....$         5.83333367     Class 2-R......$      5.80000000
      Class 2-A8....$         6.04166604
      Class 2-A9....$         5.79166600
      Class 2-A10...$         5.83333333
      Class 2-A11...$         5.83333356
      Class 2-A12...$         5.83333332

     4)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:....$         32,632.83

(b)  The amounts below are for the aggregate of all Certificates.

     5) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:......$    444,959,620.29

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal  Balance  set  forth  above:............              1,474

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                     Class Certificate         Single
                                     Principal Balance   Certificate Balance
                                     -----------------   -------------------

          Class 2-A1........          $   20,380,642.49 $          980.15
          Class 2-A2........          $    3,700,000.00 $        1,000.00
          Class 2-A3........          $   24,958,865.49 $          984.79
          Class 2-A4........          $   24,561,000.00 $        1,000.00
          Class 2-A5........          $   34,060,499.00 $        1,000.00

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          Class 2-A6........          $   62,991,850.13 $          979.62
          Class 2-A7........          $    9,800,000.00 $        1,000.00
          Class 2-A8........          $      983,619.90 $          983.62
          Class 2-A9........          $    4,918,104.41 $          983.62
          Class 2-A10.......          $    3,300,000.00 $        1,000.00
          Class 2-A11.......          $   22,023,298.69 $          999.28
          Class 2-A12.......          $  213,845,692.63 $          983.42
          Class 2-PO.......           $      290,805.93 $        1,327.42
          Class 2-M.........          $    7,883,327.45 $          999.28
          Class 2-B1........          $    4,504,758.54 $          999.28
          Class 2-B2........          $    2,252,379.27 $          999.28
          Class 2-B3........          $    2,252,379.27 $          999.28
          Class 2-B4........          $      675,513.93 $          999.28
          Class 2-B5........          $    1,576,883.15 $          999.28
          Class 2-R.........          $            0.00 $            0.00

     7) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...........................................$          0.00
          unpaid principal balance.............................$          0.00
          number of related mortgage loans.....................              0

     8) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                              Number   15   Principal Balance $  4,142,861.65
               (2)  60-89 days
                              Number    0   Principal Balance $          0.00
               (3)  90 days or more
                              Number    0   Principal Balance $          0.00

          (b)  in foreclosure
                              Number    0   Principal Balance $          0.00

     9)   Aggregate Scheduled Principal Balance and number of replaced loans:
                                                                  $       0.00
                                                                             0

     10) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ...........................$       0.00

     11)  The Senior Percentage for such Distribution Date: ......... 95.747300%

     12)  The Senior Prepayment Percentage for such Distribution
          Date: .....................................................100.000000%

     13)  Class A5 Percentage for such Distribution Date:............ 10.450912%

     14)  Class A5 Principal Distribution Percentage for such
          Distribution Date:.........................................  0.000000%

     15)  Class A11 Percentage for such Distribution Date:........... 20.901823%

     16)  Class A11 Prepayment Distribution Percentage
          for such Distribution Date:................................  0.000000%

     17)  The Junior Percentage for such Distribution Date; .......... 4.252700%

     18)  The Junior Prepayment Percentage for such Distribution Date: 0.000000%

     Capitalized terms used in this Statement shall have the same meanings as in the Agreement.